UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2025

EON RESOURCES INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41278	85-4359124
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3730 Kirby Drive, Suite 1200

Houston, Texas 77098

(Address of principal executive offices, including zip code)

(713) 834-1145

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	EONR	NYSE American
Redeemable warrants, exercisable for three quarters of one share of Class A Common Stock at an exercise price of $11.50 per share	EONR WS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Conditions.

On May 19, 2025, EON Resources Inc. (the “Company”) issued a press release in which the Company provided certain first quarter 2025 financial results. A copy of this press release is included as Exhibit 99.1 to this Current Report on Form 8-K.

On May 21, 2025, the Company issued a press release and uploaded a presentation to its website related to certain first quarter 2025 financial results. A copy of this press release is included as Exhibit 99.2 to this Current Report on Form 8-K and a copy of the presentation is included as Exhibit 99.3 to this Current Report on Form 8-K.

Item 7.01 Regulation FD Disclosure.

The Company will host a conference call on Thursday, May 22, 2025, at 2:00 p.m. Eastern Time to review its first quarter 2025 financial results. To access the conference call, go to https://www.webcaster4.com/Webcast/Page/2999/52512. An audio webcast of the conference call will be available within two hours of the call on the EONR website.

In addition, attached as Exhibit 99.4 is an updated investor presentation for use by the Company in meetings with certain of its stockholders, investors, and other persons, following release of the Company’s first quarter 2025 financial results.

The information in Item 2.01 and this Item 7.01 and in Exhibits 99.1, 99.2, 99.3, and 99.4 attached hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit Number	Description
99.1	Press Release of EON Resources, Inc. issued on May 19, 2025.
99.2	Press Release of EON Resources, Inc. issued on May 21, 2025.
99.3	Earnings Release Presentation dated May 2025.
99.4	Investor Presentation updated as of May 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 21, 2025	EON Resources Inc.

	By:	/s/ Mitchell B. Trotter
	Name:	Mitchell B. Trotter
	Title:	Chief Financial Officer

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